EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Sunwear of California, Inc. (the “Company”) on Form 10-K for the fiscal year ended January 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gary H. Schoenfeld, the Chief Executive Officer of the Company, and Michael L. Henry, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2010	/s/ GARY H. SCHOENFELD

Gary H. Schoenfeld
President, Chief Executive Officer and Director
Pacific Sunwear of California, Inc.
(Principal Executive Officer)

Dated: March 31, 2010	/s/ MICHAEL L. HENRY

Michael L. Henry
Senior Vice President, Chief Financial Officer and
Secretary
Pacific Sunwear of California, Inc.
(Principal Financial Officer)

This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.